                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.1a-11(c) or (S)240.1a-12

                            BAYOU STEEL CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            BAYOU STEEL CORPORAION
                  ------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

    (4) Proposed maximum aggregate value of transaction:
- --------
* Set forth amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.: Preliminary Proxy

    (3) Filing Party:

    (4) Date Filed:

Notes:

[BAYOU STEEL LOGO
   APPEARS HERE]          BAYOU STEEL CORPORATION



NOTICE OF
ANNUAL MEETING OF
CLASS A, CLASS B AND
CLASS C COMMON
STOCKHOLDERS AND
PROXY STATEMENT

                                                               December 16, 1994

Dear Stockholders:

  You are cordially invited to attend the Bayou Steel Corporation Annual Meeting of Stockholders to be held at 10:00 a.m. (E.S.T.) on Thursday, January 26, 1995, at 111 East 48th Street, New York, New York 10017.

  The purposes of this meeting are (i) to elect directors, (ii) to ratify the appointment of auditors, and (iii) to consider a shareholder proposal. These matters are described in the formal Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

  It is important that your shares be represented at the meeting, whether or not you are personally able to attend. Accordingly, you are requested to sign, date and return the enclosed proxy promptly. Your cooperation is appreciated. If you do attend the Annual Meeting, you may still vote in person.

                                                Sincerely,


                               [SIGNATURE OF HOWARD M. MEYERS APPEARS HERE]
                                             HOWARD M. MEYERS,
                                            Chairman and Chief
                                             Executive Officer


          Admission to the meeting will be by ticket only. If you plan to attend the meeting, please retain the ticket attached to the enclosed proxy form and check the appropriate box on the proxy form to indicate you plan to attend and to validate your ticket. If your proxy form does not have a detachable ticket and you wish to attend the meeting, send a request in for a ticket, and we will send you an admission ticket about two weeks prior to the meeting date. If we receive your request for a ticket after January 12, 1995, your ticket will be held for you at the door. Attendance at the meeting will be limited to shareowners or their proxies. Proof of ownership may be required. A shareowner may designate no more than one proxy to represent him or her at the meeting.

                            BAYOU STEEL CORPORATION
                                P. O. Box 5000
                                  River Road
                           La Place, Louisiana 70069
                          --------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

               CLASS A COMMON, CLASS B COMMON AND CLASS C COMMON

                               January 26, 1995
                          --------------------------


  NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of Bayou Steel Corporation (the "Company"), will be held at 10:00 a.m. (E.S.T.) on Thursday, January 26, 1995, at 111 East 48th Street, New York, New York 10017, for the purpose of considering and acting upon the following matters as set forth in the accompanying Proxy Statement:

  1. Election of three (3) Class A and four (4) Class B Directors.

  2. Ratification of the appointment of Arthur Andersen LLP as auditors of the Company for the fiscal year ending September 30, 1995.

  3. Consideration of a shareholder proposal discussed in the enclosed proxy statement.

  Only stockholders of record at the close of business on December 15, 1994, are entitled to notice of the Meeting. A certified list of stockholders entitled to vote at the Meeting will be available for examination, during business hours, by any stockholder for any purpose germane to the Meeting for a period of not less than ten days immediately preceding the Meeting at the offices of Society Trust Company of New York, 5 Hanover Square, 10th Floor, New York, New York 10004.

  Please sign the enclosed proxy and return it at your earliest convenience in the accompanying envelope. It is important that your shares be represented at the meeting. If you attend the meeting, you may revoke your proxy and vote in person.

                                     By order of the Board of Directors

                               [SIGNATURE OF RICHARD J. GONZALEZ APPEARS HERE]

                                           RICHARD J. GONZALEZ,
                                                Secretary


December 16, 1994

                            BAYOU STEEL CORPORATION
                                 P.O. Box 5000
                                  River Road
                           La Place, Louisiana 70069

                                PROXY STATEMENT

SOLICITATION

  This Proxy Statement, which will be first mailed to stockholders on or about December 16, 1994, is furnished in connection with the Board of Directors' solicitation of Proxies from the holders of the Class A Common Stock of the Company for the Annual Meeting of Stockholders of the Company to be held January 26, 1995 (the "Meeting"). Accompanying this Proxy Statement is a Notice of such Meeting and a form of Proxy solicited by the Board of Directors of the Company. Audited financial statements of the Company for the fiscal years ended September 30, 1993 and 1994 are contained in the Company's Annual Report which is sent to stockholders with this Proxy Statement.

  If no contrary specification is made, the shares represented by the enclosed proxy will be voted FOR the election of the Class A Directors set forth in this Proxy Statement, and FOR the ratification of the appointment of Arthur Andersen LLP as auditors. Shares represented by Proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; broker's shares held in "street name" and not voted by them will not be counted in tabulating votes.

  The Board of Directors has fixed the close of business on December 15, 1994, as the record date for the determination of stockholders who are entitled to receive notice of and to vote at the Meeting. The holders of a majority of the voting power of issued and outstanding shares of Class A, Class B and Class C Common Stock present in person, or represented by proxy, shall constitute a quorum at the Meeting.

 / / The Company's Certificate of Incorporation provides for class voting for the election of Directors. The Board of Directors is currently comprised of seven (7) persons. The holders of the Class A Common Stock are entitled to elect, as a class, 40% (or 3) of the Directors, and the holders of the Class B Common Stock are entitled to elect, as a class, 60% (or 4) of the Directors. A majority of the outstanding shares of each such class are required to be present at the meeting in person or by proxy in order to constitute a quorum for class voting. The three (3) Class A nominees and the four (4) Class B nominees receiving a plurality of the votes cast by each such class shall be elected Directors of their respective classes. The Class C Common shares are not entitled to elect Directors.

 / / On substantially all other matters to be voted upon by stockholders (and none is contemplated at the Meeting other than the ratification of the appointment of Arthur Andersen LLP as independent auditors for 1995, the Shareholder proposal herein, and the matters discussed under the heading "Other Matters" discussed elsewhere herein), the holders of Class A, Class B and C Class Common Stock vote together as a single class. In this connection, when voting as a single class, holders of Class A and Class B Common Stock have 40% and 60%, respectively, of the voting power.

REVOCATION

  Any stockholder giving a proxy has the power to revoke it at any time prior to the voting by written notice to the Secretary of the Company or by voting in person at the Meeting.

VOTING SECURITIES AND SECURITY OWNERSHIP

  On November 30, 1994, the Company had outstanding 10,613,380 shares of Class A Common Stock ($.01 par value), 2,271,127 shares of Class B Common Stock ($.01 par value) and 100 shares of Class C Common Stock ($.01 par value). Each share of Class A and Class C Common Stock is entitled to one vote with respect to the ratification of the appointment of Arthur Andersen LLP as auditors (Proposal 2), and any other matters to be voted upon at the Meeting, other than election of directors. Each share of Class B Common Stock is entitled to 7.0097665 votes with respect to Proposal 2 and on any other matter on which the holders of Class A, Class B and Class C Common Stock vote together as a single class.

  The following persons owned of record, or were known by the Company to own beneficially, more than 5% of each class of its outstanding Common Stock as of November 30, 1994:

Title                                                Beneficial Ownership
 of              Directors, Executives              as of November 30, 1994
Class        Officers, and 5% Stockholders            Amount    Percentage
- -------  --------------------------------------     ----------  -----------

 A       First Capital Corporation of Chicago..      1,743,500        16.42
         #3 First National Place
         Suite 1330
         Chicago, IL 60602
 A       Stanley S. Shuman(*)..................        817,880         7.69
         711 Fifth Avenue
         New York, NY 10022
 A       How & Company.........................        600,000         5.65
         c/o The Northern Trust Co.
         P.O. Box 92303
         Chicago, IL 60675-0002
 B       Bayou Steel Properties Limited(**)....      2,271,127       100.00
 B       Howard M. Meyers(**)..................      2,271,127       100.00
         2777 Stemmons Freeway
         Dallas, TX 75207
 C       Voest-Alpine International Corporation            100       100.00

- --------------------------
(*)  See footnote 4 on page 5.
(**)  See footnote 5 on page 5.


                      ELECTION OF DIRECTORS (PROPOSAL 1)

DIRECTORS

  All of the Director nominees are members of the present Board of Directors. All nominees are nominees for election as Directors, to hold office until the next Annual Meeting of Stockholders and until their successors have been elected. Unless authority to vote is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote the Class A shares represented thereby for Messrs. John A. Canning, Jr., Lawrence E. Golub and Stanley S. Shuman, the three nominees named below, for election as Class A Directors of the Company.

  The Company has been advised by Bayou Steel Properties Limited (BSPL), the holder of all of the Company's Class B shares, that it is the intention of such holder to vote all of its Class B shares for Messrs. Melvyn N. Klein, Albert P. Lospinoso, Howard M. Meyers and Jerry M. Pitts, the four nominees named below, as Class B Directors of the Company.

  Only proxies marked "For" the nominees or unmarked will be counted as "Votes" in determining election of Directors, although the Company will follow any instructions withholding authority to vote.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE CLASS A DIRECTOR NOMINEES NAMED BELOW, AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE. MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES FOR CLASS A DIRECTOR WILL BE UNABLE TO SERVE, BUT IF SUCH A SITUATION SHOULD ARISE, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY TO VOTE FOR THE ELECTION OF SUCH OTHER PERSON OR PERSONS AS THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS MAY RECOMMEND.

BOARD OF DIRECTORS

  During the fiscal years ended September 30, 1993 and September 30, 1994, respectively, the Company's Board of Directors held six and five meetings, respectively (including regularly scheduled and special meetings). All of the incumbents attended at least 80% of the meetings of the Board and of the Board committee of which they were members.

  The following table sets forth certain information as to the Director nominees (and as to the ownership of the Company's Class A Common Stock by Directors and Officers of the Company, as a group) as of November 30, 1994:

                                    NOMINEES

                                                              Number of
                                                              Shares of
                                                               Class A      Percent of
                                                             Common Stock    Class A
Name, Age and                                     Director   Beneficially  Common Stock
Principal Occupation                              Since (1)     Owned      Outstanding
- ------------------------------------------------  ---------  ------------  ------------
CLASS A DIRECTOR NOMINEES
John A. Canning, Jr., 50 /(2)/                        1988        195,000          1.84
  President of Madison Dearborn Partners Inc.,
  Capital Advisory Services, Chicago, Illinois
Lawrence E. Golub, 35 /(3)/                           1988        103,000             *
  President of Golub Associates, Inc.
  Equity Investment firm, New York, New York
Stanley S. Shuman, 59 /(4)(5)/                        1988        817,880          7.69
  Executive Vice President & Managing Director
  of Allen & Company Incorporated, investment
  bankers, New York, New York
CLASS B DIRECTOR NOMINEES
Melvyn N. Klein, 52 /(5)(6)/                          1988         60,000             *
  President, JAKK Holding Corporation,
  a General Partner of GKH Partners, L.P.
  Corpus Christi, Texas

(footnotes on following pages)

                                                               Number of
                                                               Shares of
                                                                Class A      Percent of
                                                              Common Stock    Class A
Name, Age and                                      Director   Beneficially  Common Stock
Principal Occupation                               Since (1)     Owned      Outstanding
- -------------------------------------------------  ---------  ------------  ------------
Albert P. Lospinoso, 58 /(5)(7)/                       1988         10,000             *
  President and Chief Operating Officer
  of RSR Corporation, nonferrous metals recycle
  smelting and refining, Dallas, Texas
Howard M. Meyers, 52 /(5)(8)/                          1988        300,000          2.82
  Chairman and Chief Executive Officer
  of the Company
Jerry M. Pitts, 43 /(9)/                               1994          1,540             *
  President and Chief Operating Officer
  of the Company
All directors and executive officers as a group
  (11 persons)                                                   1,492,361         14.06
- --------------------------

* Less than one percent.
/(1)/ All director nominees, except Jerry M. Pitts, served from September 5,
     1986 through July 19, 1988, as Directors of Bayou Steel Corporation (of LaPlace), a Louisiana corporation, which was reincorporated as a Delaware corporation through merger into the Company on July 19, 1988, and thereafter as a director of the Company. Mr. Pitts was elected a Director on September 21, 1994.

/(2)/ Includes 195,000 shares of Class A Common Stock owned by a partnership of which Mr. John A. Canning is a general partner, and as to which he has shared voting and investment power. Mr. Canning has been President of Madison Dearborn Partners Inc., which is the management company for a private equity investment fund, Madison Dearborn Capital Partners L.P., and a limited partnership, Madison Dearborn Advisers, L.P., which provides venture capital advisory services to First Chicago Corporation, since January 1993. For more than five years prior to that, Mr. Canning was President of First Capital Corporation of Chicago and First Chicago Investment Corporation, both subsidiaries of First Chicago Corporation, engaged in venture capital projects. He is a director of Tyco Toys, Inc., The Interlake Corporation, and The Milnot Corporation.

/(3)/ Mr. Lawrence E. Golub has been President of Golub Associates, Inc., an equity investment firm, since August 1994. From September 1993 to August 1994, Mr. Golub was a Managing Director of Bankers Trust Company in New York, New York. From September 1992 to August 1993, Mr. Golub was a White House Fellow. Mr. Golub was Managing Director of Wasserstein Perella Capital Markets from February 1990 to August 1992 and an officer of Allen & Company Incorporated, an investment banking firm, from 1984 to February 1990. He is Chairman of Mosholu Preservation Corporation. From February 21, 1991, until September 21, 1994, Mr. Golub served as a Director elected by the Class B Common stockholder.

/(4)/ Includes 522,528 shares of Class A Common Stock owned by Allen & Company
     Holding, Inc., which owns all of the outstanding shares of Allen & Company Incorporated; Mr. Stanley S. Shuman is an Executive Vice President and Managing Director of both Allen & Company Holding, Inc. and Allen & Company Incorporated. Mr. Shuman disclaims beneficial ownership of such shares. Includes an aggregate of 60,000 shares of Class A Common Stock owned by trusts for the benefit of Mr. Shuman's children, of which Mr. Shuman disclaims beneficial ownership. Mr. Shuman has no voting or investment power, shared or otherwise, in the foregoing shares. Mr. Shuman has been, for more than the past five years, Executive Vice President, Managing Director and member of the Executive Committee of Allen & Company Incorporated. He is a Director of The News Corporation Limited, Hudson General Corporation, Global Asset Management, U.S.A., Sesac Inc., Knight Corporation, and Tower Air Inc.

/(5)/ Through his ownership of 60% of the common stock of BSPL, a Delaware corporation, Mr. Howard M. Meyers controls BSPL's voting power. Since BSPL owns 100% of the Company's Class B Common Stock, Mr. Meyers has the voting control of Class B Common Stock which accounts for a maximum of 60% of the voting power of the Company. Mr. Meyers may be deemed to "control" the Company. Allen & Company Incorporated and Messrs. Klein, Lospinoso, and Shuman are minority stockholders owning 2.08%, 2.77%, 0.76%, 1.17% respectively, and Messrs. Lospinoso and Meyers are Directors of BSPL.

/(6)/ Mr. Melvyn N. Klein has been, for more than the past five years, a practicing attorney and private investor in Corpus Christi, Texas. He has been a Director of Quexco since 1984. He is the sole shareholder, sole director and the President of JAKK Holding Corporation, a General Partner of GKH Partners, L.P., which is the sole General Partner of GKH Investments, L.P., an investment fund; President of Rockwood Holding company; and a director of Itel Corporation, American Medical Holdings, Inc., American Medical International, Inc., Santa Fe Energy Resources and Savoy Pictures Entertainment, Inc.

/(7)/ Mr. Albert P. Lospinoso has been President of RSR Corporation ("RSR") a privately owned, nonferrous metals recycle smelting and refining company with offices in Dallas, Texas, and plants in Dallas, Texas; Middletown, New York; Indianapolis, Indiana; and City of Industry, California, since July 1992 and is a director of RSR and Quexco Incorporated. For more than five years prior to that he was the Executive Vice President, Chief Operating Officer and a director of RSR and its predecessor companies.

/(8)/ Mr. Howard M. Meyers has been Director, Chairman of the Board, Chief
     Executive Officer of the Company since September 5, 1986, and was also President until September 21, 1994. Since 1984 he has been, Director, Chairman of the Board, Chief Executive Officer and President of Quexco Incorporated, a privately owned company, and the parent of RSR.

/(9)/ Mr. Jerry M. Pitts was elected Director, President and Chief Operating
     Officer on September 21, 1994. He was elected Executive Vice President and Chief Operating Officer of the Company on June 7, 1991. He had been Executive General Manager of the Company since July 1, 1987. From 1986 to 1987, he served the Company as General Manager of Operations; from 1984 to 1986, he was Superintendent of Melting Operatings; and from 1980 to 1984, he was General Foreman of Melting. Mr. Pitts worked in various management capacities related to production and process engineering at U.S. Steel Corporation from 1974 to 1980.

  There are no family relationships among the directors and executive officers of the Company.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. The Company believes that during the 1993 and 1994 fiscal years all Section 16(a) filing requirements applicable to its officers and directors were complied with.

AGREEMENT CONCERNING CHANGE IN CONTROL

  The shares of common stock of BSPL owned by Mr. Howard M. Meyers may not be sold, nor may shares of BSPL be issued, at a price which represents a premium attributable to the underlying Class B Common Stock over the market price of the Class A Common Stock, to any person or group if such sale, when aggregated with all prior sales during the preceding four-year period, would result in such person or group owning more than 50% of the common stock of BSPL, unless such person or group agrees to make a tender offer within 30 days for an equivalent percentage of Class A Common Stock at the highest price paid by such person or group (expressed in equivalent shares of Class B Common Stock) for the shares of common stock of BSPL; provided that the Directors elected by the holders of the Class A Common Stock waive the charter restriction prohibiting a purchaser from acquiring 5% or more of the aggregate fair market value of the Class A Common Stock. The agreement terminates when the holders of the Class B Common Stock no longer have the right to elect a majority of the Board of Directors of the Company.

  The Company's Certificate of Incorporation provides that the Class B Common Stock, which Mr. Meyers controls through his ownership interest in BSPL, loses its power to control the Company if Mr. Meyers resigns, retires or is removed for cause as Chief Executive Officer of the Company.

COMMITTEES OF THE BOARD

  The Board of Directors has three committees, an Audit Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended September 30, 1993, the Audit Committee met twice and the Nominating Committee once. During the fiscal year ended September 30, 1994, the Audit Committee met twice, the Nominating Committee once, and the Compensation Committee once.

  The Audit Committee presently consists of Messrs. Klein (Chairman), Lospinoso, Canning, Shuman, and Golub. The Audit Committee is charged with the duties of making recommendations to the Board of Directors regarding the selection of independent auditors for the Company, reviewing the activities of such independent auditors and of any internal audit activities of the Company, disposing and deciding of major accounting policy matters directly or indirectly affecting the Company, defining the scope of the annual audit of the Company, and such other powers and duties as may be delegated to such committee by the Board of Directors from time to time. The Audit Committee is also charged with oversight of the Company's Health and Safety Policy and its Environmental Compliance Policy, reviewing the independent audit reports of the independent outside health, safety and environmental consultants engaged for such purposes, defining the scope of such audits and such other powers and duties in the health, safety and environmental areas as may be delegated to the Committee by the Board of Directors.

  The Compensation Committee presently consists of Messrs. Shuman (Chairman) and Canning, neither of whom are current or former officers or employees of the Company, nor serve on the compensation committee of any other company. The Compensation Committee is empowered to establish compensation payable to directors and executive officers of the Company, as well as any loans or advances by the Company to such persons, subject to the provision that the chief executive officer's compensation is controlled by an employment arrangement between the chief executive officer and the Company. None of the officers of the Company served as a director or member of the compensation committee of any company with which any member of the Compensation Committee is associated.

  The Nominating Committee presently consists of Messrs. Canning (Chairman), Golub and Shuman. The Nominating Committee is empowered to nominate persons solely for election as Class A Directors at the annual meeting of stockholders. The Committee will consider candidates for nominees for directors recommended by Class A stockholders if such recommendations are submitted in writing to the Secretary of the Company giving the background and qualifications of the candidate.

DIRECTOR'S COMPENSATION

  The Company pays each outside director $30,000 per year, payable in quarterly installments, for serving as a director, plus expenses for each meeting of the Board of Directors that a director attends. The Company does not compensate directors who are officers of the Company for services as directors. Mr. Meyers and Mr. Pitts are the only directors who are officers of the Company.

SERVICE AGREEMENT

  The Company, RSR and Quexco were parties to a Service Agreement dated September 5, 1986 (the "Service Agreement"), pursuant to which RSR and Quexco provided the Company advice with respect to certain mutually agreed upon services enumerated in the agreement. The agreement has been terminated with respect to services provided by RSR effective September 2, 1994, and with respect to services provided by Quexco effective September 30, 1994. The Company paid to RSR and/or Quexco a fee equal to the costs of performing such services (including direct salary, fringe benefits, general and administrative overhead and other charges incurred directly in connection with the provision thereof). Messrs. Klein, Lospinoso and Meyers are directors of Quexco and each of Messrs. Meyers and Lospinoso is President of Quexco and RSR, respectively. For fiscal 1994 the fees paid were $64,000. The Company believes that the terms of the Service Agreement were fair and reasonable.

AGREEMENTS WITH ALLEN & COMPANY INCORPORATED

  The Company entered into an agreement with Allen & Company Incorporated on May 28, 1987, pursuant to which the Company granted Allen & Company Incorporated a right of first refusal, on competitive terms, to perform investment banking services for the Company in connection with all Company initiated investment banking transactions until September 4, 1996. "Competitive terms" is defined to include considerations of costs and expenses, services rendered and ability to perform. No compensation was paid to Allen & Company Incorporated since 1988. Stanley S. Shuman, a director of the Company, is Executive Vice President and Managing Director of Allen & Company Incorporated and Lawrence E. Golub, also a director of the Company, was a Vice President of Allen & Company Incorporated until February 1990.

AGREEMENTS WITH MMG PATRICOF & CO.

  On June 20, 1991, MMG Patricof & Co. Inc. and MMG Placement Corp. entered into an agreement with the Company with respect to merger and acquisition advisory and private placement services in connection with a proposed corporate acquisition by the Company which existed at that time. Mr. Patricof, a former director of the Company, is a minority shareholder in the investment banking firm of Patricof & Co. Capital Corp. ("Patricof") and its affiliate MMG Placement Corp. ("Placement"), successors to MMG Patricof & Co. No compensation was paid during fiscal 1991 and 1992; $25,000 was paid during fiscal 1992 for out-of-pocket expenses. On December 16, 1992, Patricof entered into a second arrangement with the Company to provide merger and acquisition advisory services in connection with a proposed corporate acquisition by the Company. The agreement provided for a retainer not to exceed $25,000. By its terms, the agreement ended on December 16, 1993. Patricof was paid $25,000 for services provided under the terms of such agreement during fiscal 1993. Each of the foregoing agreements includes certain indemnification provisions which survive termination.

                            EXECUTIVE COMPENSATION

  The following table sets forth the compensation received by the Company's Chief Executive Officer and the four other most highly-compensated executive officers for the fiscal years 1994, 1993, and 1992.

                          SUMMARY COMPENSATION TABLE



                                                             Long-Term
                                                            Compensation
                                                           --------------
                                     Annual Compensation      Award of
Name and                             --------------------  Stock Options       All Other
Principal Position             Year   Salary   Bonus/(1)/  (# of Shares)   Compensation/(2)/
- -----------------------------  ----  --------  ----------  --------------  -----------------

Howard M. Meyers.............  1994  $437,990      $  -0-            -0-              $  -0-
 Chairman and Chief            1993   437,990         -0-            -0-                 -0-
 Executive Officer             1992   435,041         -0-            -0-                 -0-

Jerry M. Pitts...............  1994   225,000       9,750         30,000               1,428
 President and Chief           1993   225,000       9,750            -0-               1,316
 Operating Officer             1992   225,000       9,750            -0-               1,702

Timothy R. Postlewait........  1994   150,000       6,000         15,000               1,602
 Vice President                1993   150,000       6,000            -0-               1,560
 of Plant Operations           1992   150,000       6,000            -0-               1,560

Richard J. Gonzalez..........  1994   147,000       5,313         15,000               1,638
 Vice President, Treasurer,    1993   147,000       5,313            -0-               1,462
 Secretary and Chief           1992   147,000       5,313            -0-               1,498
 Financial Officer

Rodger A. Malehorn...........  1994   120,000         -0-         15,000               1,488
 Vice President of             1993   120,000       5,313            -0-               1,253
 Commercial Operations         1992   120,000       5,313            -0-               1,253

- --------------------------
/(1)/ Bonus includes incentive compensation paid pursuant to the Company's
     Incentive Compensation Plan and reflects awards made in 1988, half of which was paid in 1989 and the remainder of which was paid from 1990 to 1993. No awards were made since 1988. See "Employee Benefit Plans -- Incentive Compensation Plan." Bonus also includes a discretionary award in fiscal 1994 by the Board of Directors for performance.

/(2)/ Includes amounts contributed by the Company to the Company's Savings Plan, a 401(k) Plan in respect of matching contributions. As of September 30, 1994, the Company's contributions were $1,326 for Mr. Pitts, $1,500 for Mr. Postlewait, $1,464 or Mr. Gonzalez, and $1,200 for Mr. Malehorn. Also includes the dollar value of term life insurance premiums paid by the Company for the benefit of these officers.

                              OPTION GRANTS TABLE

  The following table sets forth certain information concerning stock options granted during fiscal 1994 to the named executives.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                      Individual Grants
                         ------------------------------------------------
                         Number of   % of Total                                 Potential Realizable Value at
                         Securities    Options                                   Assumed Annual Rates of Stock
                         Underlying  Granted to   Exercise or               Price Appreciation for Option Term/(2)/
                          Options     Employees   Base Prices  Expiration   ------------------------------------------
       Name              Granted     in 1994      Per Share    Date/(1)/          0%          5%             10%
- -----------------------  ----------  ----------   -----------  ----------       ----     -----------     -----------

Howard M. Meyers.......         -0-         0.0%       $  N/A         N/A       $N/A     $       N/A     $       N/A
Jerry M. Pitts.........      30,000        26.1         4.375     9/21/04        -0-          82,530         209,190
Timothy R. Postlewait..      15,000        13.0         4.375     9/21/04        -0-          41,265         104,595
Richard J. Gonzalez....      15,000        13.0         4.375     9/21/04        -0-          41,265         104,595
Rodger A. Malehorn.....      15,000        13.0         4.375     9/21/04        -0-          41,265         104,595
All Stockholders.......                                                                   35,761,918      90,646,260

- --------------------------
/(1)/ Such options were granted under the Company's 1991 Stock Option Plan and become exercisable in five equal annual installments commencing on September 21, 1995.

/(2)/ The amounts shown under these columns are the result of calculations at 0% and at the 5% and 10% rates required by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

  The following table summarizes stock options exercised during fiscal 1994 and presents the value of unexercised options at September 1994.

          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE

                                                          Number of
                                                         Securities             Value of
                                                         Underlying            Unexercised
                                                        Unexercised           In-the-Money
                                                         Options at            Options at
                                                     September 30, 1994  September 30, 1994/(1)/
                         Shares Acquired    Value    ------------------  -----------------------
Name                     on Exercise (#)   Realized  All Unexercisable      All Unexercisable
- -----------------------  ----------------  --------  ------------------  -----------------------

Howard M. Meyers.......              -0-       $-0-                 -0-                     $N/A
Jerry M. Pitts.........              -0-        -0-              30,000                      -0-
Timothy R. Postlewait..              -0-        -0-              15,000                      -0-
Richard J. Gonzalez....              -0-        -0-              15,000                      -0-
Rodger A. Malehorn.....              -0-        -0-              15,000                      -0-

- --------------------------

/(1)/ On September 30, 1994, the closing price for Bayou Steel Corporation's
     Class A Common Stock on the American Stock exchange was $4.125.

EMPLOYMENT CONTRACT

  Howard M. Meyers serves as Chief Executive Officer of the Company and in connection therewith has signed a letter agreement dated July 26, 1988, containing a provision included in his prior employment agreement (which has terminated in accordance with its terms), which provides that all steel-related acquisition activities undertaken by Mr. Meyers must be through the Company and that all other acquisition activities undertaken by Mr. Meyers must be through the Company to the extent required by any fiduciary duty of Mr. Meyers as a direct or indirect controlling shareholder and/or director of the Company, giving effect to the principles embodied in the legal doctrine of "corporate opportunity," which requires that directors, officers and other persons with a fiduciary duty towards a corporation not appropriate for their own benefit and advantage a business opportunity properly belonging to the corporation. The compensation payable to Mr. Meyers for all services performed on behalf of the Company in any capacity is limited by the terms of the letter agreement and a Stock Purchase Agreement, dated as of August 28, 1986, between the Company and certain original purchasers of the Company's Class A Common Stock which provides that Mr. Meyers may not earn more than the greater of (x) $350,000 multiplied by a fraction the numerator of which is the consumer price index with respect to the December immediately preceding the year in question and the denominator of which is the consumer price index for December 1985 or (y) 2% of the Company's pretax net income earned in the previous fiscal year (or 1% if Mr. Meyers is no longer both the Chairman and Chief Executive Officer of the Company with substantial day-to-day managerial responsibilities).

INCENTIVE COMPENSATION PLAN

  The Company has instituted an Incentive Compensation Plan (the "ICP") to provide incentives for the attainment of corporate financial objectives to those key employees of the Company (including all executive officers, except Mr. Meyers), as selected by the ICP's Administrative Committee, who have the responsibility and authority to affect the operating results of the Company. Each year the Board of Directors may, in its sole discretion, cause to be credited to the ICP any amount not to exceed fifty percent of the aggregate of the base salaries of the participants in the ICP for such year. The Administrative Committee, composed of one or all of the Company's officers, including Howard M. Meyers, as appointed by the Compensation Committee, determines the amounts awarded to each participant based on quantitative measures of performance relating to financial or other indicators of performance for the Company and achievement of measurable individual goals of participants established prior to the commencement of each year. One-half of a participant's award is paid in the February following the year to which the award relates. The balance of such award is divided into fourths and paid to each participant during the February of each of the four years next succeeding the year in which the initial payment was made. If a participant is not employed by the Company on February 1 following the year to which an award relates or on the February 1 of any of the succeeding four years, such participant shall forfeit all awards or installments thereof which have been accrued but not actually paid. No awards have been made since 1988.

RETIREMENT PLAN

  The following table specifies the estimated annual benefits upon retirement under the Retirement Plan to eligible employees of the Company of various levels of average annual compensation and for the years of service classifications specified:

                               PENSION PLAN TABLE

                             Years of Service
 Average Annual     ----------------------------------
  Compensation           10       20       30       45
- ------------------  -------  -------  -------  -------

    $  20,000       $ 1,200  $ 2,400  $ 3,600  $ 3,600
       50,000         4,270    8,450   12,810   12,810
      100,000         9,770   19,450   29,310   29,310
      150,000        15,270   30,450   45,810   45,810
      200,000        15,270   30,450   45,810   45,810
      250,000        15,270   30,450   45,810   45,810
      300,000        15,270   30,450   45,810   45,810

  The Company has adopted the Bayou Steel Corporation Retirement Plan (the "Retirement Plan") and has filed a request for approval by the Internal Revenue Service. The Retirement Plan became effective October 1, 1991. The Retirement Plan is a defined benefit plan for eligible employees of the Company not covered by a collective bargaining agreement (the Company adopted a separate retirement plan for Union employees that also became effective October 1, 1991). Employees are automatically eligible to participate on the October 1 or April 1 following the completion of one year of service. Service before the effective date of the Retirement Plan is credited to participants for purposes of retirement benefit calculation. Contributions to the Retirement Plan are provided solely from the Company contributions; employees are unable to make contributions. A participant's benefits under the Retirement Plan are vested after five years of service. Under the terms of the Retirement Plan the monthly retirement benefits of a participant payable at the participant's normal retirement date are equal to (i) .6% of average monthly compensation, multiplied by years of credited service (not to exceed 30 years), plus (ii) .5% of that portion, if any, of average monthly compensation which is in excess of the participant's average social security taxable wage base, multiplied by years of credited service (not to exceed 30 years). Normal retirement under the Retirement Plan is age 65 with at least five years of service. The Tax Code limits the amount of annual compensation that may be counted for the purpose of calculating pension benefits, as well as the annual pension benefits that may be paid, under the Retirement Plan. For 1994, these amounts are $150,000 and $118,800, respectively. For 1994 the Retirement Plan also limits the amount of annual compensation that may be counted for the purpose of calculating pension benefits to $250,000.

  The figures for estimated annual retirement benefits are computed on a straight life annuity basis and are payable to an employee who attains age 65 in 1994 and are exclusive of retirement benefits from Social Security.

  Earnings of the named executive officers, for purposes of calculating pension benefits, approximate the aggregate amounts shown in the Annual Compensation columns of the Summary Compensation Table, except for Mr. Meyers whose earnings for purposes of such calculation are subject to the $250,000 limitation discussed above.

          The years of credited service under the Retirement Plan as of October 1, 1994 for each of the five most highly compensated officers of the Company are: Howard M. Meyers, 8.1 years; Jerry M. Pitts, 13.8 years; Richard J. Gonzalez, 11 years; Rodger A. Malehorn, 10.5 years; and Timothy R. Postlewait,
13.3 years.

                     REPORT OF THE COMPENSATION COMMITTEE

  This report by the Compensation Committee shall not be deemed to be incorporated by reference by any general statement which incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, (the "Acts"), and they shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is designed to attract, retain, reward and motivate executive management talent required to achieve its short and long-term business objectives, maintain its competitive position in the steel minimill industry, and increase shareholder value. These programs are administered and effected by the Company's management through a system of internal performance reviews at all management levels and reviewed and monitored by the Compensation Committee of the Board of Directors which is comprised of outside directors of the Company.

GENERAL

  Total compensation for the Company's executive officers consists principally of cash compensation in the form of a base salary, supplemented by an annual incentive compensation plan. An equity component in the form of a stock option plan is also available as a long-term incentive, but has not been utilized as part of the total compensation package until 1994 when stock options were awarded to key executives. The incentive compensation bonus introduces elements of risk to the total compensation package which vary and fluctuate significantly from year to year and are directly tied to Company and individual performance; no awards have been made since 1988.

  The Company regularly reviews the competitiveness of its executive compensation programs within the general steel and minimill industries in which it competes and within other comparable metals manufacturing industries, and targets a level of total compensation based on its competitor group for comparable jobs, adjusting for company size. Total compensation is generally set at the median of the companies surveyed. The competitiveness of the total compensation package for executives, including the long-term stock option incentive, was reviewed by an independent compensation consultant in fiscal year 1994. While some of the companies in the peer group chosen for comparison of shareholder returns in the performance graph on page 13 may be included in the information considered by the Committee in setting executive compensation, there is no set competitor group against which that compensation is measured. The selection of the competitive peer group was done with the advice of the independent compensation consultant. The peer group generally represented publicly traded minimills. The actual value to the Company's executives will depend ultimately on Company performance, economic conditions and the general business environment. The evaluation decisions are largely subjective and do not entail precise weighing of any particular factor. The objective is to ensure that a significant portion of compensation is through the cash component given the stated conditions and environment.

  The Committee's responsibility and practice is to review and approve the salaries for executive officers and proposed incentive compensation awards annually. The Committee receives recommendation from the Chief Executive Officer for the other executive officers. The Committee reviews these recommendations, may request additional information, relies on its own independent knowledge, and ultimately decides to approve, recommend changes or disapprove salary actions.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  The compensation payable to Mr. Meyers for all services performed on behalf of the Company in any capacity is limited by the terms of a letter agreement dated July 26, 1988, which continues in force a provision of a prior employment agreement which has terminated in accordance with its terms, and a Stock Purchase Agreement dated as of August 28, 1986, between the Company and certain original purchasers of the Company's Class A Common Stock. The two agreements are described on page 10 of this Proxy Statement under Employment Agreement and provide that Mr. Meyers may not earn more than the greater of (x) the Base Amount (as was defined in the prior employment agreement) or (y) 2% of the Company's pretax net income earned in the previous year (or 1%, if Mr. Meyers is no longer both the Chairman and Chief Executive Officer of the Company with substantial day-to-day managerial responsibilities). In addition to the limitation and factors described in the previous sentence, in establishing Mr. Meyers' level of compensation, the Compensation Committee considers the competitive elements previously described, Mr. Meyers' broad experience in both the steel and other metals industries, compensation paid to chief executive officers of public corporations of similar size, his equity position in the Company and his voluntary decision not to participate in the incentive compensation, savings or stock option plans described above.

                           Submitted by the Compensation Committee
                           John A. Canning, Jr., Chairman
                           Stanley S. Shuman


                     STOCKHOLDER RETURN PERFORMANCE GRAPH

  The following graph compares the change in the cumulative total shareholder return on the Company's Common Stock with the total return of the Standard & Poor's 500 Stock Index and an index of peer companies selected by the Company for the period of five years commencing on October 1, 1989 and ending on September 30, 1994. The graph assumes an investment on October 1, 1989 of $100 in Bayou Steel Corporation Common Stock, Standard & Poor's 500 Stock Index and the common stock of the peer group, and that all dividends were reinvested. The peer group consists of 8 domestic steel minimills.

                             [GRAPH APPEARS HERE]
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                            BAYOU STEEL CORPORATION

Measurement period               Bayou         S&P         Peer
(Fiscal year Covered)            Steel         500         Group
- ---------------------           --------     --------    --------
Measurement PT -
__/__/__                        $ _____      $ _____     $ _____

FYE __/__/89                    $   100      $   100     $   100
FYE __/__/90                    $    33      $    91     $    66
FYE __/__/91                    $    48      $   119     $    72
FYE __/__/92                    $    43      $   132     $    87
FYE __/__/93                    $    58      $   149     $   116
FYE __/__/94                    $    79      $   154     $   118


  The Company believes that for the business in which it operates a comparison of cumulative total return from different time periods is appropriate to show how these returns may vary. Accordingly, for this year the Company has included a comparison of cumulative total return for the four years beginning October 1, 1990.

                             [GRAPH APPEARS HERE]
                COMPARISON OF FOUR YEAR CUMULATIVE TOTAL RETURN
                            BAYOU STEEL CORPORATION



Measurement period               Bayou         S&P         Peer
(Fiscal year Covered)            Steel         500         Group
- ---------------------           --------     --------    --------
Measurement PT -
__/__/__                        $ _____      $ _____     $ _____

FYE __/__/90                    $   100      $   100     $   100
FYE __/__/91                    $   143      $   131     $   108
FYE __/__/92                    $   129      $   146     $   131
FYE __/__/93                    $   175      $   165     $   131
FYE __/__/94                    $   236      $   169     $   180


    The peer group consists of the following corporations: Birmingham Steel Corporation, Chaparral Steel Company, Commercial Metals Company, Laclede Steel Company, New Jersey Steel Corporation, N.S. Group, Inc., Roanoke Electric Steel Corporation and Northwestern Steel and Wire Company.

                      RATIFICATION OF THE APPOINTMENT OF
                 ARTHUR ANDERSEN LLP AS AUDITORS (PROPOSAL 2)

  The Board of Directors has appointed the firm of Arthur Andersen LLP, independent certified public accountants, to examine the financial statements of the Company for the year ending September 30, 1995. Arthur Andersen LLP has been employed as independent auditors to the Company and its predecessor since its inception in 1979. Stockholders are asked to ratify the action of the Board of Directors in making such an appointment.

  If the appointment of Arthur Andersen LLP for fiscal year 1995 is not ratified by the Stockholders, the selection of other independent auditors will be considered by the Board of Directors.

  Representatives of Arthur Andersen LLP are not expected to be present at the Meeting, but will be afforded the opportunity to make a statement by open telephone, if they so desire, and will also be available to respond to appropriate questions by open telephone.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS AND IT IS INTENDED THAT PROXIES WILL BE SO VOTED UNLESS MARKED TO THE CONTRARY OR AS ABSTENTIONS.

                       SHAREHOLDER PROPOSAL (PROPOSAL 3)

  The Bayou Steel Shareholder Committee (the "Committee"), c/o the United Steelworkers of America, Five Gateway Center, Pittsburgh, PA 15222, has notified the Company that it will present the following proposal for action at the Annual Meeting. In its notification, the Committee has represented that it holds in the aggregate 467 shares of the Company's Class A Common Stock. Information regarding the names and addresses of the members of the Committee and the number of shares of Class A Common Stock owned by each will be furnished by the Company to any person, orally or in writing as requested, promptly upon the receipt of any oral or written request therefor.

  The resolution submitted by the Committee is as follows:

  BE IT RESOLVED: That the shareholders of Bayou Steel Corporation ("Company") hereby urge that the Company's Board of Directors take the steps necessary to amend the Company's by-laws, effective after the 1994 annual meeting of shareholders, to provide that the Board of Directors shall consist of a majority of Independent Directors. For these purposes, the definition of Independent Director shall mean a director who:

 / / has not been employed by the Company or an affiliate in an executive capacity within the last five years;

 / / is not a member of a corporation or firm that serves as one of the Company's paid advisors or consultants;

 / / has no personal services contract with the Company;

 / / is not a director of a Company on which Bayou Steel's Chairman, Chief
     Executive Officer or President is also a board member;

 / / is not a shareholder who has signed shareholder agreements legally binding him or her to vote with Howard M. Meyers or management;

 / / is not an individual or member of any entity that owns or controls five percent or more of a company that is owned or controlled by Howard M. Meyers either as an individual or as a member of any entity, for as long as Mr. Meyers may be deemed to "control' the Company.

SHAREHOLDER'S SUPPORTING STATEMENT

  The purpose of this Shareholder Resolution is to incorporate within the Board of Directors a basic standard of independence that we believe will permit clear and objective decision-making in the best long-term interests of shareholders. A Board of Directors must formulate corporate policies and monitor the activities of management in implementing those policies. Given this critical oversight role, we believe it is in the best interest of shareholders if at least a majority of our representatives be independent, as defined above.

  The Business Roundtable, an association of Fortune 200 CEO's also supports corporate boards of directors being composed of a majority of independent directors.

  Bayou Steel's current board of directors is composed of two current officers (Meyers and Pitts), three who are directors or officers of an affiliate of Bayou Steel Corporation, Quexco, Inc. (Meyers, Lospinoso, Klein), three who have business arrangements with the Company through other holdings (Meyers, Lospinoso and Shuman), and one whose firm has an interlocking investment relationship with Quexco, Inc. (Golub). Only one of Bayou Steel's seven directors meets the basic standard of independence set forth in the Resolution proposed by the Shareholder Committee (Canning, Jr.).

  Moreover, the recent announcement by Howard M Meyers of the appointment of Jerry Pitts to the Company's Board of Directors only exacerbates this problem. Mr. Pitts also assumes the title of Bayou Steel Corporation's President. Mr Pitts cannot, therefore, be labeled an "independent" director.

  We urge you to VOTE FOR THIS RESOLUTION. We believe a Board of Directors composed of a majority of Independent Directors will help insure better management accountability.

                   STATEMENT BY THE DIRECTORS IN OPPOSITION
                          TO THE SHAREHOLDER PROPOSAL

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL #3 FOR THE FOLLOWING REASONS:

  The Board of Directors believes that it is important that the stockholders of the Company have a clear understanding of who is responsible for the foregoing proposal. The stockholder proposal, and the statement in support thereof, was submitted to the Company by a group calling itself the "Shareholder Committee." However, it is clear that the Shareholder Committee is a thinly veiled alter ego of the United Steelworkers of America (the "Union") and that the submission of the stockholder proposal is consistent with the Union's previous announcement of its intent to wage a "corporate campaign" against the Company and its management in an effort to pressure management to make ill-advised concessions and bring to an end the Union's long strike which began in March 1993 and continues against the Company. In this regard, the Board has observed that during the past several years, it has become an increasingly common tactic for unions to engage in corporate campaigns under similar circumstances in a misguided effort to damage the credibility and weaken the resolve of management that is engaged in a confrontation with the union.

  As evidence of the foregoing, the Board of Directors has noted that the letter to the Company stating the intent of the Shareholder Committee to introduce the proposal at the Annual Meeting was printed on the Union's letterhead. Moreover, in materials supplied to the Company, the Union identified the Shareholder Committee as consisting of itself, as the holder of five shares of the Company's common stock, and "numerous" other individuals owning in the aggregate an additional 462 shares of common stock. Even assuming this claim of stock ownership to be true (which the Company does not concede), as of the date hereof, the total market value of the Company's common stock held by the Shareholder Committee is less than $1,500, or approximately .00003 of market capitalization. Moreover, management of the Company believes that most, if not all, of the other members of the Shareholder Committee are union members, and that most, if not all, of the members of the Shareholder Committee only recently purchased the shares of Company common stock that they claim to own.

  It is apparent to your Board of Directors that the proposal and the Union's corporate campaign are not in any sense motivated by a legitimate desire to advance your best interests as a stockholder. Instead, the Union's tactic is a misguided effort to pressure management to accede to the Union's demands that have prolonged the strike.

  The Company's Board of Directors is fully informed regarding the ongoing debate over the appropriate governance structure of American corporations. The Board continually evaluates these concerns in fulfilling its obligations to manage the Company in the best interests of its stockholders. In this regard, we can not help but note that, in its Statement in Support of its proposal, the Shareholder Committee has misleadingly characterized certain recommendations of the Business Roundtable, which generally express the desirability of a public company having an independent Board of Directors, as being supportive of the unworkable definition of independent directors that is set forth in the proposal. In fact, the Business Roundtable recommendations stand for a much more limited proposition; namely, that Boards of Directors of large public companies should be composed predominantly of directors who are not members of management. In this regard, five of the Company's seven directors, or a substantial majority of the Company's Board, are not members of management of the Company, and therefore are independent by the Business Roundtable's definition. In addition, all members of all committees of the Board are outside non-management directors. Clearly, the overall composition of the Board of Directors of the Company indicates the desire of the Board to nominate persons who have a financial stake in the Company, because such persons are well suited to protect and advance the interests of all stockholders. In addition, these persons represent a broad range of business and industry experience as well as proven records of accomplishments. If the Board of Directors were to adopt the narrow definition of independence proposed by the "Shareholder Committee," it would be precluded from seeking as directors many persons who, through investment or financial relationships with the Company, are often the most knowledgeable and familiar with the Company and its operations, and are thus in the best position to advance the interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL (#3 ON YOUR PROXY)

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for consideration at the Annual Meeting other than five proposals of a stockholder that have been omitted from this Proxy Statement in accordance with Rule 14a-8 promulgated by the Securities and Exchange Commission because such rule limits the number of proposals a stockholder may submit for inclusion in a company's proxy statement to one. If the omitted stockholder proposals or other matters should properly come before the Annual Meeting, the persons named in the enclosed form of Proxy, or their substitutes, will vote the shares represented by the proxies with respect to any such matters in accordance with their best judgement.

  The cost of preparing and mailing this Proxy Statement and the accompanying proxy, and the cost of solicitation of proxies on behalf of the Board of Directors, will be borne by the Company. Solicitation will be made by mail. Some personal solicitation may be made by directors, officers and employees without special compensation, other than reimbursement for expenses.

  Proposals which stockholders wish to include in the Company's proxy materials relating to the 1996 Annual Meeting of Stockholders must be received by the Company no later than August 22, 1995.

  Please promptly complete and return your proxy in the enclosed self-addressed, stamped envelope.

                                   By order of the Board of Directors

                             [SIGNATURE OF RICHARD J. GONZALEZ APPEARS HERE]

                                           RICHARD J. GONZALEZ,
                                                 Secretary

La Place, Louisiana
December 16, 1994

                                   P R O X Y


                            BAYOU STEEL CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS, JANUARY 26, 1995

The undersigned hereby appoints HOWARD M. MEYERS and LAWRENCE E. GOLUB, or either of them, proxies, each with power of substitution, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Bayou Steel Corporation to be held at 111 East 48th Street, New York, New York 10017, on January 26, 1995 at 10:00 a.m., local time, and all adjournments thereof as directed below and on the reverse side of this card and, in their discretion, upon any other matters which may properly come before the Meeting or any adjournment thereof.

PLEASE INDICATE BELOW AND ON THE REVERSE SIDE OF THIS CARD HOW YOUR CLASS A COMMON STOCK IS TO BE VOTED.

IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED FOR ALL CLASS A NOMINEES IN PROPOSAL 1, AND FOR PROPOSAL 2, AND AGAINST PROPOSAL 3 ON THE REVERSE SIDE OF THIS CARD.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS #1 AND #2,
                           AND AGAINST PROPOSAL #3.

  1. Election of the following nominees as Class A Directors: John A. Canning, Jr., Lawrence E. Golub, Stanley S. Shuman.

  2. Ratification of the appointment of Arthur Andersen LLP an Independent auditors.

  3. Shareholder proposal.

                                                           SEE
                                                         REVERSE
                                                           SIDE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

THIS IS YOUR TICKET OF ADMISSION TO THE 1995 ANNUAL MEETING OF STOCKHOLDERS OF BAYOU STEEL CORPORATION, TO BE HELD AT 111 EAST 48TH STREET, NEW YORK, NEW YORK 10017 ON JANUARY 26, 1995 AT 10:00 A.M. LOCAL TIME.

THIS TICKET WILL NOT BE VALID UNLESS THE BOX ON THE PROXY CARD IS CHECKED INDICATING THAT YOU PLAN TO ATTEND THE ANNUAL MEETING.

NOTE: CAMERAS AND VIDEO EQUIPMENT ARE NOT PERMITTED AT THE ANNUAL MEETING.

DOORS WILL OPEN AT 9:00 A.M.

                                                  [SIGNATURE OF
                                               RICHARD J. GONZALEZ
                                                  APPEARS HERE]

                                               RICHARD J. GONZALEZ
                                                    SECRETARY

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
/X/   Please                                                     SHARES IN YOUR NAME
      mark
      your
      votes as
      in this
      example.


                       FOR    WITHHELD                              FOR    AGAINST   ABSTAIN       This Proxy when properly
1. Election of        / /       / /        2. Ratification of       / /      / /       / /      executed will be voted in the
   Directors                                  the selection of                                  manner directed herein by the
   (see reverse)                              independent                                       undersigned. If no direction is
                                              auditors.                                         made, this Proxy will be voted
 For all, except vote withheld from the                                                         FOR each of the nominees for
 following candidate(s):                   3. Shareholder                                       Class A Directors named on the
                                              proposal.             / /      / /       / /      reverse side, FOR proposal 2, and
 ---------------------------------------                                                        AGAINST proposal 3.
                                           The Board of Directors recommends a vote
                                           FOR proposals 1 & 2 and AGAINST proposal 3.

                                                                                  4    / /  Check Here to Validate the
                                                                                            Attached Annual Meeting
                                                                                            Ticket.
SIGNATURE(S)                                DATE
            -------------------------------     ------

SIGNATURE(S)                                DATE
            -------------------------------     ------
NOTE: Please sign as name appears above. Joint               The proxies will vote in accordance with their
      owners should each sign. When signing as               discretion on such other matters as may properly
      attorney, executor, administrator,                     come before the meeting. The undersigned
      trustee or guardian, please give full                  hereby revoke all proxies heretofore given by the
      title as such.                                         undersigned to vote at said meeting or any
                                                             adjournments thereof.

- ------------------------------------------------------------------------------------------------------------------------

Dear BSC Stockholder:

Your vote is important. Attached is your 1995 Bayou Steel Corporation Proxy Card. Please read both sides of the card, and mark, sign and date it. DETACH and return it promptly using the enclosed envelope. We urge you to vote your shares.

You are invited to attend the Annual Meeting of Stockholders on Thursday, January 26, 1995 at 10 A.M. at 111 East 48th Street, New York, New York 10017. A ticket is required for admission. You need to check box number 4 on the proxy form above to indicate your plan to attend and to validate your attached preprinted ticket. Detach the ticket and bring it with you to the meeting.

Thank you very much for your cooperation and continued loyalty as a Bayou Steel Stockholder.

                                     [SIGNATURE OF RICHARD J. GONZALEZ
                                      APPEARS HERE]

                                     Richard J. Gonzalez
                                     Secretary
- -----------------------------------------------------------------------------------------------------------------------
[LOGO OF BAYOU STEEL CORPORATION                    BAYOU STEEL CORPORATION
           APPEARS HERE]

                                                              TICKET OF ADMISSION

 Annual Meeting of                                        Stockholders must
   Stockholders                                           have a ticket for
                                                          admission to the
 January 26, 1995                                         meeting. This
                                                          ticket is issued
      10 A.M.                                             to the stockholder whose
                                                          name appears on it and is
                                                          non-transferrable.

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